Heartland Financial 2Q 2019 Performance Lynn B. Fuller Executive Operating Chairman Bruce K. Lee President & CEO Bryan R. McKeag Chief Financial Officer

Safe Harbor This release, and future oral and written statements of Heartland and its management, may contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland’s financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland’s management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed in the risk factors included in Heartland’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, include, among others: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events. 2

Agenda . Heartland’s history of success and M&A strategy . Heartland’s business highlights and strategy . Financial trends and highlights 3

Heartland: Tremendous Growth in Assets and Shareholder Return Asset Growth Rate Total Shareholder Returns 12/31/2015 – 6/30/2019 12/31/2015 – 6/30/2019 Heartland 58.0% Heartland 48.8% HP Peer 39.5% HP Peer 36.3% 75% 100.0 60% 75.0 45% 50.0 30% TotalReturn (%) 25.0 Asset Asset Growth(%) 15% 0.0 0% -25.0 12/31/15 12/31/16 12/31/17 12/31/18 12/31/15 12/31/16 12/31/17 12/31/18 Source: S&P Global Market Intelligence For Asset Growth: HTLF – As of June 30, 2019 / Peer Groups – As of March 31, 2019 4

Heartland’s Exceptional Performance is Reflected in its Stock Performance Total Index Total Return (%) From 12/31/2015 - 6/30/2019 100 75 50 25 Total Return Total (%) 0 -25 12/31/15 12/31/16 12/31/17 12/31/18 HTLF S&P 500 SNL Small Cap U.S. Bank SNL Mid Cap U.S. Bank SNL Large Cap U.S. Bank Source: S&P Global Market Intelligence 5

Heartland has a Long History of Growth, Stability and Geographic Diversity… Approx. $12 Billion in Assets after $12.2B merger with Bank of Blue Valley 38 Year Old Company 38/16 16 years on NASDAQ 11 11 Independent Bank Charters 12 States 12/116 116 Banking Offices (as of 6/30/19) 5 Year Compound Annual Asset 14.0% Growth Rate through 12/31/2018 6

…and Heartland also has a Tremendous History of Earnings 0 Never an annual loss History of Doubling Earnings 2x and Assets Every 5 to 7 Years 3 Year Average Annual ROATCE through 14.5% 12/31/18 3 Year Compound Annual EPS Growth 7.5% Rate through 12/31/18 38 Consecutive Years of Level 38 or Increased Dividends $1.63B Market Cap (as of 7/1/19) Beneficial Ownership by the Board and 6.1% Executive Officers (as of 1/31/19) As of June 30, 2019 unless otherwise specified 7

Consistent Asset and Earnings Growth $12.2B $150 $12.0 $125 $10.0 $117.0M $100 $8.0 Assets $85.7M Millions - $80.3M - $76.7M Billions $6.1B $75.3M $75 $6.0 $60.0M Net Income Income Net $50 $4.0 $41.9M $25 $2.0 $0 $0.0 2014 2015 2016 2017 2018 2Q 2019 Net Income in Millions Deferred Tax Charge Assets in Billions As of June 30, 2019 8

Heartland Diluted EPS and Dividends Trailing 5 Years & Current YTD $4.00 $3.52 $3.50 $3.22 $3.01 $3.00 $2.83 $0.36 $2.50 $2.65 $2.19 $2.17 $2.00 $1.50 $1.00 $0.59 $0.51 $0.45 $0.50 $0.50 $0.40 $0.32 $0.54 $0.40 $0.40 $0.44 $0.00 2014 2015 2016 2017 2018 2Q 2019 YTD Deferred Tax Charge Special Dividend Diluted EPS Regular Dividends As of June 30, 2019 9

Heartland M&A – Core Competency and Strategy . Heartland has completed 26 acquisitions & 5 De Novos . In Market transactions have priority . Opportunities abound across entire footprint – keep a deep active pipeline . Focus on expanding existing markets >= $1 Billion in assets . Deal Size “sweet spot” - $500 Million to $2 Billion in assets . Strong Core Deposits – Clean Credit Quality . Market Overlap . Heartland’s model is attractive to sellers . Must meet Conservatively Modeled Financial Benchmarks . Accretive to EPS immediately after conversion . Demonstrate an IRR > 15% . Tangible book value earn backs of 4 years or less 10

Heartland – Established Core Competencies in the M&A space

Heartland 2013 - Current Acquisition Overview

Buyer Name / Target Name	Date Closed	Announced P/TBV	Target Assets (in millions)	Branches Acquired	Market(s) Entered
Morrill Bancshares, Inc.	10/18/2013	1.25x	752,267	11	KS (Kansas City, NE Kansas)
Freedom Bank	11/22/2013	N/A	66,892	3	Northwestern IL
Community Banc-Corp. of Sheyboygan, Inc.	1/16/2015	1.58x	525,755	10	WI (Sheyboygan, Milwaukee)
Community Bancorporation of New Mexico, Inc.	8/21/2015	1.52x	180,665	5	NM (Santa Fe, Albuquerque, Los Alamos, Espanola)
First Scottsdale Bank, National Assoication	9/11/2015	1.05x	106,332	3	AZ (Scottsdale, Phoenix, Gold Canyon)
Premier Valley Bank	11/30/2015	1.64x	647,487	5	CA (Fresno/Central Valley)
CIC Bancshares, Inc.	2/5/2016	1.50x	730,059	15	CO (Denver Metro)
Founders Bancorp	2/28/2017	1.62x	198,532	4	CA (San Luis Obispo County)
Citywide Banks of Colorado, Inc.	7/7/2017	1.82x	1,377,443	12	Co (Denver Metro/Front Range)
Signature Bancshares, Inc.	2/23/2018	2.00x	389,842	1	MN (Twin Cities)
First Bank Lubbock Bancshares, Inc.	5/18/2018	2.22x	929,158	9	TX (Lubbock/High Plains Region)
Blue Valley Ban Corp. (1)	5/10/2019	1.87x	728,402	5	KS (Kansas City)

Source: Stephens, Inc., SEC Filings, and S&P Global Market Intelligence
(1) At deal close P/TBV was 1.58x

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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First Bank & Trust



- Announced December 12, 2017 – closed May 18, 2018 – systems integrated August 17, 2018
- Assets approximately $1.12 billion, loans approximately $681.1 million, and deposits approximately $893.8 million – at closing
- Located in Lubbock, TX
- 90% / 10% stock and cash transaction valued at approximately $189.9M
- Includes PrimeWest Mortgage with approximately $400 million in annual originations and a $700 million servicing portfolio
- Accretive to EPS in 2018 and ~6.5% accretive to EPS in 2019. IRR in excess of 20%. Tangible book value earn back ~3.6 yrs
- Significant initial expansion in the West Texas market with a well established, high growth, highly profitable market leader
- Retained founder & CEO Barry Orr - provides proven leadership and continuity for First Bank & Trust Company

FirstBank & Trust TEXAS MEMBER FDIC

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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Bank of Blue Valley . Announced January 16, 2019 – closed May 10, 2019 – systems integration planned for 3Q 2019 . Assets approximately $766.2 million, Loans approximately $542.0 million, and Deposits approximately $617.1 million – at closing . Headquarters located in Overland Park, Kansas . 100% stock transaction valued at approximately $92.3M . Accretive to EPS in 2019 and 3% EPS accretion in 2020. IRR approaching 20%. Tangible book value earn back of ~3.7 years . Combined with Morrill & Janes Bank and Trust Co. creates a $1.3B premiere Kansas City based community bank will operate as Bank of Blue Valley . Retained Bob Regnier as Bank of Blue Valley CEO, and MJB President Wendy Reynolds will remain as President of the combined entity 13

Agenda . Heartland’s history of success and M&A strategy . Heartland’s business highlights and strategy . Financial trends and highlights 14

An Expanding Franchise Heartland Financial USA, Inc. 11 INDEPENDENT BANK CHARTERS 116 OFFICES 84 COMMUNITIES As of June 30, 2019 15

Market Overview: Expanding in High Growth Markets Number of Projected Median Projected 6/30/2019 % of State Branches Population Household HH Income Assets Franchise as of 6/30/19 Change '19-'24 (%) Income Change '19-'24 (%) Iowa $1,680,539 13.5% 6 2.36% $61,082 7.33% Kansas/Missouri 1,319,226 10.6% 13 1.44% 57,882 7.56% Wisconsin 1,042,463 8.3% 15 1.32% 62,423 8.91% Illinois 852,830 6.8% 8 -0.18% 66,487 8.22% Minnesota 631,339 5.1% 2 3.26% 71,266 9.24% HTLF Midwest $5,526,397 44.2% 44 Colorado $2,261,591 18.1% 23 6.90% $71,121 8.76% New Mexico 1,534,236 12.3% 17 0.96% 49,684 7.88% Texas 1,088,796 8.7% 8 7.10% 61,384 6.03% California 847,076 6.8% 8 4.06% 74,605 13.61% Arizona 732,783 5.9% 7 6.02% 59,084 10.11% Montana 503,126 4.0% 9 4.38% 54,154 9.26% HTLF West $6,967,608 55.8% 72 Source: S&P Global Market Intelligence 16

Diversified Loan Portfolio 3/31/2014 3/31/2019 Yield on Loans – 5.41%* Yield on Loans – 5.58%* Residential Mortgages Residential Mortgages Agricultural 16% Agricultural Loans Loans 15% 8% Consumer Other 11% Other Commercial RE Commercial RE Loans 8% 15% Consumer Loans 17% 9% Construction Construction Commercial RE 12% Commercial RE 7% Owner Owner Occupied Occupied C&I 17% C&I 17% 25% 23% Total Loans - $3.64 Billion Total Loans - $7.40 Billion Includes loans held for sale *Average loan yield YTD 5 Year C.A.G.R – 15.26% 17

Loan Portfolio Trend Loans By Category ($000) Y-O-Y 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Growth % C&I $1,442 $1,657 $1,648 $1,705 $1,739 21% Commercial RE 1,123 1,240 1,227 1,280 1,282 14% Owner Occupied Other 1,264 1,315 1,279 1,274 1,235 -2% Commercial RE Construction 636 808 832 846 858 35% Agricultural 520 579 589 583 565 9% Loans Residential 1,071 1,202 1,187 1,157 1,116 4% Mortgages Consumer 718 737 686 689 611 -15% Loans Total $6,775 $7,538 $7,448 $7,533 $7,406 9% Excludes unearned income 18

Loan Portfolio Trend C&I Commercial RE Owner Occupied Other Commercial RE Construction Agricultural LoansBy Category ($000) Loans Residential Mortgages Consumer Loans $0 $500 $1,000 $1,500 $2,000 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Excludes unearned income 19

Well managed CRE and Construction Exposure 350% 300% 280% 250% 200% 185% 179% 171% 174% 163% 162% 150% 100% 66% 65% 71% 71% 57% 58% 50% 0% 2014 2015 2016 2017 2018 1Q 2019 Total CRE/Total Risk-Based Capital (Investor CRE + Const & Land)/Total Risk-Based Capital (Const & Land)/Total Risk-Based Capital As of March 31, 2019 20

Expanding Core Deposit Mix 6/30/2014 6/30/2019 Cost of Deposits – 0.40%* Cost of Deposits – 0.61%* CD Demand 19% Demand CD 26% 34% 11% IBCA & Savings IBCA & Savings 55% 55% Total Deposits - $4.64 Billion Total Deposits - $10.11 Billion Includes deposits held for sale 5 Year C.A.G.R – 16.84% * Average Cost of Deposits YTD 21

Non-Interest Income by Category 6/30/2019 Service Charges & Fees Loan Other Non 52% Servicing 6% Net Interest Interest Income Non Interest Income 5% before Income Provision 20% 80% BOLI 3% Net Gains on Sale Brokerage & Trust Fees of Loans Insurance 3% 17% 14% Noninterest income exclusive of security gains YTD As of June 30, 2019 22

Private Client Services Revenue Trends $25.0 $10.0 $22.9 $19.9 $4.5 $20.0 $8.0 $18.7 $18.1 $17.5 $4.0 $3.9 $6.2 $3.8 $4.6 $5.9 $15.0 $4.4 $6.0 $5.5 $5.6 Millions In $3.9 $5.2 $1.6 $1.0 $3.3 $3.8 $0.9 $1.1 $0.7 $3.2 InMillions $1.1 $1.3 $10.0 $1.2 $1.1 $1.2 $4.0 $13.8 $11.9 $11.0 $11.1 $5.0 $9.9 $2.0 $3.5 $3.3 $3.5 $3.3 $3.6 $0.0 $0.0 2014 2015 2016 2017 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Annual Quarterly Wealth Advisory Retirement Plan Services Brokerage & Other As of June 30, 2019 23

Service Charges & Fees Revenue Trends Excluding Commercial Card $40.0 $39.2 $16.0 $32.9 $30.0 $11.6 $12.0 $27.7 $10.4 $10.4 $10.7 $9.9 Millions In $22.5 $19.5 $20.0 $8.0 InMillions $10.0 $4.0 $0.0 $0.0 2014 2015 2016 2017 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Annual Quarterly Service Charges and Fees ex CML Card As of June 30, 2019 24

Commercial Card Revenue Trends $12.0 $6.0 $9.5 $9.0 $4.5 In Millions In $6.3 $3.0 $3.0 $6.0 $2.9 $3.0 $2.5 InMillions $3.9 $1.7 $3.0 $1.5 $1.8 $0.5 $0.0 $0.0 2014 2015 2016 2017 2018 1Q 2018 2Q 2018 3Q 2018 4Q 2018 2Q 2019 Annual Quarterly Commercial Card As of June 30, 2019 25

2019 Top 5 Priorities Organic Growth Through Improved Customer Experience & Sales Management .Growth .Investing for Growth .Improving Efficiency .Attract and Retain Talent .Deepen Employee Engagement 26

Agenda . Heartland’s history of success and M&A strategy . Heartland’s business highlights and strategy . Financial trends and highlights 27

Streamlining and Investing in Growth Streamlining Heartland (1) . Closure of National Residential Mortgage . Sale of Citizen’s Finance . Branch Optimization – 7 branch sales / 5 closures . Sale of Mortgage Servicing Rights Investing for Growth (2) . Project Customer Compass . Upgrading CRM System – SalesForce . Upgrading Commercial Origination System – nCino . Upgrading and expanding Online and Mobile capabilities (1) From 4Q 2018 through 1Q 2019 (2) From 1Q 2019 forward 28

Rationalization – Estimated Benefits Substantial Pro Forma Combined Net Benefits . Net Gains Booked - $19 million after restructure costs . FTE Reduction - 375 (19% of 12/31/18 FTE’s) . Efficiency Ratio Improvement - 2.50% (proforma 2018 – 61%) . NIM - down 15 bps – Core still above 4% . NCO’s – improves 10 bps – Provision down $2 million . Manageable Liquidity Impact . Sold $185 million Deposits and $125 million Loans . Net Cash/Deposit Premium received of $45 million . Run Rate Improvement . Initially less than $1 million after tax in 2019 vs 2018 . Run rate positive in 2020 with reinvestment . Frees up $25-30 Million of Tier 1 Common Equity . Better focus, less compliance and operational risk 29

Reinvesting in Growth Run Rate Impact - Expenses Targeted Benefits 2019 2020 2021 2019 2020 2021 Project Customer Compass $ 3M minor minor $2.5 M $ 10M $ 10M $ 10 million expense saves or capacity increases (future leverage) by 9/30/2019 Additional saves/capacity improvements from new RPA applications Sales Management $ 1.5M $ 2M $ 2M $ 2.5M $ 7.5M Drive Organic annual growth rate increases by mid single digit percent of $300M/year ($5-6 million pretax net revenue) starting in 2020 Commerical Work Flow $1.5M $ 2M $ 2M $ 2M $ 2M More efficient in onboarding and renewing customers Faster credit turn times - 25% improvement stating in 2020 Total $ 6M $ 4M $ 4M $ 2.5M $ 14.5M $ 19.5M ($ 6M) ($ 4M) ($ 4 M) Impact vs. Current run rate ($ 3.5M) $ 10.5M $ 15.5M 30

Conservative Liquidity Profile 2016 2017 2018 2Q 2019 Loans / Deposits 78.16% 78.45% 78.84% 77.69% Investments / Assets 25.84% 25.41% 23.80% 22.05% Total Borrowings / Assets 7.21% 6.21% 4.40% 3.21% . Monthly cash flow from Investments for 2Q19 - $30M As of June 30, 2019 31

Healthy, Growing Capital Levels Well Capitalized 12/31/2017 12/31/2018 3/31/2019 Regulatory/Internal Guidelines Risk Based Capital/ 13.51% 13.72% 14.37% 10.00% Risk Weighted Avg. Assets Tier 1 Capital/ 11.76% 12.16% 12.77% 8.00% Risk Weighted Avg. Assets Tier 1 Common/ 10.13% 10.66% 11.24% 6.50% Risk Weighted Avg. Assets Leverage Ratio 9.25% 9.73% 10.08% 5.00% Tangible Common Equity/ 8.0% - 9.0% 7.53% 8.08% 8.60% Tangible Assets Guideline . Parent Company TRUPS and sub-debt currently fixed at 3.9% after tax. Maturities laddered over 3-5 years. As of March 31, 2019 32

Net Interest Margin Fully Tax Equivalent 4.60% 4.40% 4.20% 4.14% 4.00% 3.85% 3.80% 3.77% 3.60% 3.40% 3.20% 2014 2015 2016 2017 2018 2Q 2019 YTD Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence HTLF – As of June 30, 2019 / Peer Groups – As of March 31, 2019 33

Net Interest Margin Breakdown Fully Tax Equivalent 4.50% 4.50% 4.38% 4.34% 4.32% 4.45% 0.13% 0.10% 4.22% 0.13% 4.25% 0.14% 4.18% 4.25% 4.13% 4.10% 0.17% 0.25% 0.22% 0.16% 0.22% 0.17% 3.97% 0.20% 4.00% 3.96% 0.18% 4.00% 0.18% In Millions In 0.24% 0.23% 0.15% 3.75% 3.75% 0.08% 0.13% InMillions 4.02% 4.02% 3.50% 3.97% 3.99% 4.00% 3.50% 3.92% 3.87% 3.78% 3.64% 3.61% 3.25% 3.25% 3.00% 3.00% 2014 2015 2016 2017 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Annual Quarterly Core Business Purchase Accounting Citizens As of June 30, 2019 34

Non-Performing Assets/Total Assets Excludes Performing Restructured Loans 1.00% 0.75% 0.71% 0.50% 0.40% 0.34% 0.25% 0.00% 2014 2015 2016 2017 2018 2Q 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence HTLF – As of June 30, 2019 / Peer Groups – As of March 31, 2019 35

Credit Trends Trailing 5 Years and Current YTD $100.0 $86.6 $80.0 $63.9 $60.0 Millions $40.0 $20.0 $6.4 $4.7 $0.0 2014 2015 2016 2017 2018 2Q 2019 YTD Provision for Loan & Lease Losses Non-Performing Assets Net Charge-Offs ALLL Excludes loans under loss share agreements in 2014 36

Efficiency Ratio 80% 75% 70% 65.01% 65% 60% 55.51% 55% 55.00% 50% 2014 2015 2016 2017 2018 2Q 2019 YTD Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence HTLF – As of June 30, 2019 / Peer Groups – As of March 31, 2019 37

Return on Average Tangible Common Equity 18% 17.49% 16% 15.19% 14% 14.20% 12% 10% 2014 2015 2016 2017 2018 2Q 2019 YTD Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence HTLF – As of June 30, 2019 / Peer Groups – As of March 31, 2019 38

Return on Average Assets 1.50% 1.35% 1.30% 1.25% 1.27% 1.00% 0.75% 0.50% 0.25% 0.00% 2014 2015 2016 2017 2018 2Q 2019 Heartland Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: HTLF – As reported / Peer Groups – S&P Global Market Intelligence HTLF – As of June 30, 2019 / Peer Groups – As of March 31, 2019 39

Investment Summary . Diverse geographic footprint reduces risk and enhances growth potential . Disciplined and proven acquirer . Large, expanding low cost core deposit base . Strong net interest margin . Solid credit metrics . Conservative liquidity risk profile . Healthy, growing capital levels 40

Analyst Ratings
July 2019

Coverage	Rating	Price Target
D.A. DAVIDSON Jeff Rulis	Neutral	$49.00
KEEFE, BRUYETTE & WOODS Damon DelMonte	Market Perform	$49.00
RAYMOND JAMES Daniel Cardenas	Market Perform	Not Established
SANDLER *O'NEILL PARTNERS* Andrew Liesch	Hold	$46.00
PIPER JAFFRAY Nathan Race	Overweight	$54.00
Stephens Terry McEvoy	Equal Weight	$50.00

THE POWER OF ONE

Heartland
FINANCIAL USA, INC.

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Contact Information 42

Appendix – Non-GAAP Financial Measures Annualized return on average tangible common equity is net income available to common stockholders plus core deposit and customer relationship intangibles amortization, net of tax, divided by average common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Efficiency ratio, fully tax equivalent, expresses noninterest expenses as a percentage of fully tax-equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Tangible book value per common share is total common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. 43

Appendix – Non-GAAP Reconcilements

	2Q 2019 YTD	Full Yr 2018	Full Yr 2017	Full Yr 2016	Full Yr 2015	Full Yr 2014
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)						
Common stockholders' equity (GAAP)	$ 1,521,787	$ 1,325,175	$ 990,518	$ 739,559	$ 581,475	$ 414,619
Less goodwill	427,097	391,668	236,615	127,699	97,852	35,583
Less other intangible assets, net	52,718	47,479	35,203	22,775	22,019	8,947
Tangible common stockholders' equity (non-GAAP)	$ 1,041,972	$ 886,028	$ 718,700	$ 589,085	$ 461,604	$ 370,089
Common shares outstanding, net of treasury stock	36,690,061	34,477,499	29,953,356	26,119,929	22,435,693	18,511,125
Common stockholders' equity (book value) per share (GAAP)	$ 41.48	$ 38.44	$ 33.07	$ 28.31	$ 25.92	$ 22.40
Tangible book value per common share (non-GAAP)	$ 28.40	$ 25.70	$ 23.99	$ 22.55	$ 20.57	$ 19.99
Reconciliation of Tangible Common Equity Ratio (non-GAAP)						
Total assets (GAAP)	$ 12,160,290	$ 11,408,006	$ 9,810,739	$ 8,247,079	$ 7,694,754	$ 6,052,362
Less goodwill	427,097	391,668	236,615	127,699	97,852	35,583
Less other intangible assets, net	52,718	47,479	35,203	22,775	22,019	8,947
Total tangible assets (non-GAAP)	$ 11,680,475	$ 10,968,859	$ 9,538,921	$ 8,096,605	$ 7,574,883	$ 6,007,832
Tangible common equity ratio (non-GAAP)	8.92%	8.08%	7.53%	7.28%	6.09%	6.16%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)						
Net Interest Income (GAAP)	$ 209,663	$ 413,954	$ 330,308	$ 294,666	$ 203,073	$ 163,826
Plus tax-equivalent adjustment(1)	2,680	6,228	15,139	12,919	10,298	9,467
Net interest income - tax-equivalent (non-GAAP)	$ 212,343	$ 420,182	$ 345,447	$ 307,585	$ 213,371	$ 173,293
Average earning assets	$ 10,342,229	$ 9,718,106	$ 8,181,914	$ 7,455,217	$ 6,152,090	$ 5,384,275
Annualized net interest margin (GAAP)	4.09%	4.26%	4.04%	3.95%	3.30%	3.04%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	4.14%	4.32%	4.22%	4.13%	3.47%	3.22%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland
FINANCIAL USA, INC.

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Appendix – Non-GAAP Reconcilements

	2Q 2019 YTD	Full Yr 2018	Full Yr 2017	Full Yr 2016	Full Yr 2015	Full Yr 2014
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)						
Net income available to common shareholders (GAAP)	$ 76,666	$ 116,959	$ 75,226	$ 80,108	$ 59,225	$ 41,083
Plus intangible amortization, net of tax[(1)]	4,862	7,391	3,950	3,659	1,936	1,445
Adjusted net income available to common shareholders (non-GAAP)	$ 81,528	$ 124,350	$ 79,176	$ 83,767	$ 61,161	$ 42,528
Average common stockholders' equity (GAAP)	$ 1,389,612	$ 1,177,346	$ 871,683	$ 678,989	$ 496,877	$ 386,844
Less average goodwill	401,207	340,352	184,554	125,724	56,781	35,688
Less average other intangibles, net	48,188	46,206	30,109	24,553	14,153	10,022
Average tangible common equity (non-GAAP)	$ 940,217	$ 790,788	$ 657,020	$ 528,712	$ 425,943	$ 341,134
Annualized return on average common equity (GAAP)	11.13%	9.93%	8.63%	11.80%	11.92%	10.62%
Annualized return on average tangible common equity (non-GAAP)	17.49%	15.72%	12.05%	15.84%	14.36%	12.47%
Reconciliation of Non-GAAP Measure-Efficiency Ratio						
Net interest income	$ 209,663	$ 413,954	$ 330,308	$ 294,666	$ 233,998	$ 203,073
Tax equivalent adjustment[(1)]	2,680	6,228	15,139	12,919	10,216	10,298
Fully tax-equivalent net interest income	212,343	420,182	345,447	307,585	244,214	213,371
Noninterest income	58,778	109,160	102,022	113,601	110,685	82,224
Securities (gains)/losses, net	(5,155)	(1,085)	(6,973)	(11,340)	(13,143)	(3,668)
Unrealized (gain)/loss on equity securities, net	(370)	(212)	-	-	769	-
Gain on extinguishment of debt	953	-	(1,280)	-	-	-
Adjusted income	$ 266,549	$ 528,045	$ 439,216	$ 409,846	$ 342,525	$ 291,927
Total noninterest expenses	$ 163,328	$ 353,888	$ 297,675	$ 279,668	$ 251,046	$ 215,800
Less:						
Intangible assets amortization	6,155	9,355	6,077	5,630	2,978	2,223
Partnership investment in historic rehabilitation tax credits	1,940	4,233	1,860	1,051	4,357	2,436
(Gain)/loss on sales/valuations of assets, net	(21,290)	2,208	2,475	1,478	6,821	2,105
Restructuring expenses	3,277	2,564	-	-	-	-
Adjusted noninterest expenses	$ 173,246	$ 335,528	$ 287,263	$ 272,987	$ 243,711	$ 211,141
Efficiency ratio, fully tax-equivalent	65.01%	63.54%	65.40%	66.61%	71.15%	72.33%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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